SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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[   ]           Preliminary Proxy Statement                                                                                     [   ]  Confidential, for Use of the
[X]           Definitive Proxy Statement                                                                                                Commission Only (as permitted
[   ]           Definitive Additional Materials                                                                                         by Rule 14a-6(e)(2))
[   ]           Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND
(Name of Registrant as Specified In Its Charter)

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WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND
(NYSE – WIW)

385 East Colorado Boulevard
Pasadena, California 91101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2015

To the Shareholders of:
WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

     The Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) will be held at the offices of Guggenheim Partners, LLC, 227 West Monroe Street, Suite 4900, Chicago, Illinois 60606, on Wednesday, June 3, 2015 at 10:30 a.m., Central time, for the following purposes:

(1)	Electing one Class II Trustee and one Class III Trustee, to hold office for the terms indicated;

(2)	Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

     The Board of Trustees has fixed the close of business on May 1, 2015 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

        By Order of the Board of Trustees

Mark E. Mathiasen, Secretary

Pasadena, California
May 7, 2015

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

385 East Colorado Boulevard
Pasadena, California 91101

PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) for use at the annual meeting of shareholders of the Fund, to be held on June 3, 2015 at 10:30 a.m., Central time (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of Ronald A. Nyberg and the election of Jane E. Trust to the Board of Trustees of the Fund. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about May 7, 2015.

     The Board of Trustees has fixed the close of business on May 1, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

     Shareholders of the Fund as of the close of business on May 1, 2015 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees will be borne by the Fund.

     Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     Mark E. Mathiasen and Michael P. Megaris, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Messrs. Mathiasen and Megaris are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as a Trustee of the Fund, the nominee listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee.

HOW TO SUBMIT A PROXY

     Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

     By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

     Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL

ELECTION OF ONE CLASS II TRUSTEE
AND ONE CLASS III TRUSTEE

     In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a “Class”) prior to the initial public offering of the Shares: Class I, whose term will expire at the Fund’s 2017 annual meeting of shareholders; Class II, whose term will expire at the Fund’s Annual Meeting; and Class III, whose term will expire at the Fund’s 2016 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

     The following table sets forth the nominees who will stand for re-election or election, as the case may be, at the Annual Meeting, the Class of Trustees to which he or she has been designated and the expiration of his or her term if elected:

NOMINEE	CLASS	EXPIRATION OF TERM IF ELECTED*
Ronald A. Nyberg	Class II	2018 Annual Meeting
Jane E. Trust	Class III	2016 Annual Meeting
*
Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund’s classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an “anti-takeover” measure, may make it more difficult for the Fund’s shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the re-election of Mr. Nyberg and the election of Ms. Trust. The nominees have agreed to continue to serve if elected at the Annual Meeting. If a nominee is unable or unavailable to serve, the person(s) named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees, including their ages as of March 1, 2015, is set forth below. The address of each Trustee is c/o the Fund at its principal business address (385 East Colorado

 Boulevard, Pasadena, California 91101). Of the individuals listed below, only Mr. Nyberg and Ms. Trust are nominees for election at the Annual Meeting.

				Number of
				Portfolios		Shares of
		Term of		In Fund	Other	the Fund
	Position(s)	Office and	Principal	Complex*	Directorships	Beneficially
	Held	Length	Occupations	Overseen by	Held by	Owned on
	With	of Time	During the	Trustee or	Trustee or	April 30,
Name and Age	Fund	Served	Past 5 Years	Nominee	Nominee*	2015
Independent Trustees

Michael Larson 55	Nominee, Trustee and Chairperson of the Board of Trustees(1)(2)	Term expires in 2017; served since September 2004	Chief Investment Officer for William H. Gates III (1994–present).	2	Republic Services, Inc. (2009-present); Autonation, Inc. (2010-present). Fomento Economico Mexicano, SAB (2011-present); EcoLab, Inc. (2012-present).	4,547**

Ronald A. Nyberg 61	Trustee(1)(2)	Term expires at the Annual Meeting; served since January 2004	Partner, Nyberg & Cassioppi, LLC (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	93	None	816

Ronald E. Toupin, Jr. 56	Trustee(1)(2)	Term expires in 2016; served since January 2004	Portfolio Consultant (2010–present); Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	90	Bennett Group of Funds (2011-2013).	921

Number of
				Portfolios		Shares of
		Term of		In Fund	Other	the Fund
	Position(s)	Office and	Principal	Complex*	Directorships	Beneficially
	Held	Length	Occupations	Overseen by	Held by	Owned on
	With	of Time	During the	Trustee or	Trustee or	April 30,
Name and Age	Fund	Served	Past 5 Years	Nominee	Nominee*	2015
Interested Trustee

Jane E. Trust(3) 52	Nominee and Trustee	Term expires at the Annual Meeting; served since April 2015	Managing Director of Legg Mason and Co., LLC (2015-present); officer and/or Trustee/Director of certain mutual funds associated with Legg Mason Partners Fund Advisor, LLC; Senior Vice President, Legg Mason Partners Fund Advisor, LLC (2015-present). Formerly, Director, Legg Mason Capital Management, LLC (2007-2014); Managing Director, Legg Mason Investment Counsel & Trust Co. (2000-2007).	157	None	None
_____________
(1)	Member of the Audit Committee of the Board of Trustees.

(2)	Member of the Governance and Nominating Committee of the Board of Trustees.

(3)
Ms. Trust is an “interested trustee” (as defined above) of the Fund because of her position as Managing Director of Legg Mason & Co., LLC and her positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund’s investment managers, Western Asset Management Company (“Western Asset” or the “Manager”), Western Asset Management Company Pte. Ltd., Western Asset Management Company Limited and Western Asset Management Company Ltd (together, the “Investment Managers”).

*
Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Securities & Income Fund, a closed-end investment company. Western Asset serves as adviser to Western as Trustees of Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Build America Bonds Managed Duration Trust, Guggenheim Equal Weight Enhanced Equity Income Fund, Guggenheim Enhanced Equity Strategy Fund, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Credit Allocation Fund and Managed Duration Investment Grade Municipal Fund, each of which is a closed-end management investment company serviced by Guggenheim Funds Distributors, LLC (“Guggenheim Distributors”) or managed by Guggenheim Funds Investment Advisors, LLC (“Guggenheim Advisors” or the “Investment Adviser”), Claymore Exchange-Traded Fund Trust (consisting of 29 separate portfolios), Claymore Exchange-Traded Fund Trust 2 (consisting of 13 separate portfolios), Guggenheim Funds Trust (consisting of 18 separate portfolios), Guggenheim Strategy Funds Trust (consisting of 4 separate portfolios), and Guggenheim Variable Funds Trust (consisting of 16 separate portfolios), each of which is an open-end management investment company managed by Guggenheim Advisors, the Fund’s Investment Adviser, Security Investors, LLC or Guggenheim Partners Investment Management, LLC. Additionally, Mr. Nyberg serves as Trustee for Advent Claymore Convertible Securities and Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent Claymore Convertible Securities and Income Fund II, each of which is a closed-end investment company managed or serviced by Guggenheim Advisors or its affiliates. Ms. Trust serves as an officer and/or Trustee/Director of 157 open- and closed-end management investment companies associated with Legg Mason & Co. or its affiliates. Each of these Funds is considered part of the same Fund Complex as the Fund.

**	As discussed below under “Share Ownership Information”, Mr. Larson disclaims beneficial ownership of the shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

Additional Information Concerning the Board of Trustees

     The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, Investment Managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a Board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Trust, his status as not being an “interested person” (as defined in the 1940 Act) of the Fund; and, as to Ms. Trust, her status as a representative of Legg Mason, Inc., the parent company of Western Asset. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee or Nominee:

     Mr. Larson: Portfolio management expertise and experience, including his current position as Chief Investment Officer for William H. Gates III, with responsibility for all of Mr. Gates’s non-Microsoft investments and all of the investments of the Bill & Melinda Gates Foundation Trust; prior significant experience overseeing fixed income investment strategies and making fixed income investment decisions at various investment management companies, including Harris Investment Management, Putnam Management Company and ARCO Investment Management Company; and experience as a board member of various businesses and other organizations.

     Mr. Nyberg: Business and legal expertise and experience, including significant experience with the regulatory requirements and other legal matters applicable to the investment management industry and closed-end funds such as the Fund as General Counsel for Van Kampen Investments; experience as a senior partner of a law firm; and experience serving on the boards of investment companies within the Guggenheim Advisors fund complex.

     Mr. Toupin: Portfolio management expertise and experience, including significant experience overseeing fixed income investment strategies and making fixed income investment decisions for investment companies within the Nuveen Investments fund complex, and experience serving on the boards of investment companies within the Guggenheim Advisors fund complex.

     Ms. Trust: Investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities.

     References to the qualifications, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

     The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson's independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s Chairperson works with the Investment Adviser, the Investment Managers and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and the Investment Managers. The Board also noted that 75% of its members are Independent Trustees. The Board reviews its structure on an annual basis.

     As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Investment Adviser and the Investment Managers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.

     The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Investment Managers, the affiliates of the Investment Adviser and Investment Managers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Western Asset’s chief compliance officer (“CCO”) and Western Asset’s chief risk officer, as well as various personnel of the Investment Adviser and the Investment Managers and other service providers such as the Fund’s independent accountants, report to the Audit Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Managers, consisting of Messrs. Larson, Nyberg and Toupin (Chairperson). Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Investment Managers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated March 26, 2013. The charter is not currently made available on the Fund’s website.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (“SAS No. 114,” which supersedes SAS No. 61). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Managers, consisting of Messrs. Larson, Nyberg (Chairperson) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was attached as Appendix A to the Fund’s Proxy Statement dated April 3, 2014. The charter is not currently made available on the Fund’s website.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

     Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

     The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Adviser, Investment Managers, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Trustees.

     Meetings. During 2014, the Board of Trustees held four meetings, the Audit Committee held three meetings and the Governance and Nominating Committee held three meetings. Each Trustee who was a Board member in 2014 attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. Ms. Trust was appointed as a Trustee on April 1, 2015. The Fund’s policies require the Trustees to attend the Fund’s annual shareholder meetings.

With the exception of Ms. Trust, each current Trustee attended the Fund’s annual shareholder meeting in April 2014.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund’s Secretary, at the Fund’s Investment Adviser, Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

     Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of December 31, 2014 by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same “family of investment companies.”

Aggregate Dollar Range
of Equity Securities in all
Funds Overseen or to
	Dollar Range	be Overseen by Trustee
Name of	of Equity	or Nominee in Family
Trustee or Nominee	Securities in the Fund	of Investment Companies
Independent Trustees

Michael Larson	$50,001-$100,000	Over $100,000
Ronald A. Nyberg	$1-$10,000	Over $100,000
Ronald E. Toupin, Jr.	$1-$10,000	$10,001-$50,000

Interested Trustee

Jane E. Trust	None	None

     Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. Each Independent Trustee of the Fund receives a fee of $20,000 annually for serving as a Trustee of the Fund, and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairperson of the Board of Trustees receives an additional $5,000 per year for serving in that capacity. The Audit Committee Chairperson and the Governance and Nominating Committee Chairperson each receive an additional $3,000 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

     For the fiscal year ended December 31, 2014, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same “Fund Complex.”

Name of Trustee or Nominee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and its Fund Complex Paid to Trustees(1)
Independent Trustees

Michael Larson	$34,000	$0	$0	$68,000
Ronald A. Nyberg	$32,000	$0	$0	$394,875
Ronald E. Toupin, Jr.	$32,000	$0	$0	$316,750

Interested Trustee

Kenneth D. Fuller(2)	$0	$0	$0	$0
Jane E. Trust(3)	$0	$0	$0	$0
_______________
(1)
Represents aggregate compensation paid to each Trustee during the fiscal year ended December 31, 2014 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs. Larson, Nyberg and Toupin and Ms. Trust serve as Trustees to 2, 93, 90 and 157 funds in the Fund Complex, respectively.

(2)	Mr. Fuller resigned as a Trustee effective April 1, 2015.

(3)	Ms. Trust was appointed as a Trustee effective April 1, 2015.

     During 2014, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, an Investment Manager or their respective affiliates.

     Required Vote. A plurality of the Shares voted at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class II, the Trustee nominee who receives the greatest number of votes properly cast will be elected as a Class II Trustee. Furthermore, with respect to Class III, the Trustee nominee who receives the greatest number of votes properly cast will be elected as a Class III Trustee. The Trustees unanimously recommend that shareholders vote to elect Mr. Nyberg to the Board of Trustees as a Class II Trustee and Ms. Trust to the Board of Trustees as a Class III Trustee.

INFORMATION CONCERNING THE INVESTMENT
ADVISER, THE INVESTMENT MANAGERS
AND THE FUND’S OFFICERS

     The Investment Adviser is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held financial services company. The address of Guggenheim Partners, LLC and the Investment Adviser is 227 West Monroe Street, Chicago, Illinois 60606. Western Asset is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The following three non-U.S. affiliates of Western Asset serve as investment managers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A

2EC and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Managers, LMPFA, 620 Eighth Avenue, New York, NY 10018, serves as the Fund’s administrator.

     Information regarding the executive officers of the Fund, including their ages as of March 1, 2015 and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Shares of
the Fund
			Principal	Beneficially
		Term of Office	Occupation(s)	Owned on
Name	Position(s) Held	and Length	During	December 31,
and Age	with Fund	of Time Served(1)	the Past 5 Years	2014
Jane E. Trust 52	Trustee and President	Served since April 2015
Managing Director of Legg Mason and Co., LLC (2015-present); officer and/or Trustee/Director of certain mutual funds associated with Legg Mason Partners Fund Advisor, LLC; Senior Vice President, Legg Mason Partners Fund Advisor, LLC (2015-present). Formerly, Director, Legg Mason Capital Management, LLC (2007-2014); Managing Director, Legg Mason Investment Counsel & Trust Co. (2000-2007).
None

Charles A. Ruys de Perez 57	Vice President	Served since March 2007
General Counsel of Western Asset Management Company (2007-present). Formerly: Chief Compliance Officer, Putnam Investments (2004-2007); Managing Director and Senior Counsel of Putnam Investments (2001-2004).
None

Shares of
the Fund
			Principal	Beneficially
		Term of Office	Occupation(s)	Owned on
Name	Position(s) Held	and Length	During	December 31,
and Age	with Fund	of Time Served(1)	the Past 5 Years	2014
Richard F. Sennett 44 55 Water Street New York, NY 10041	Chief Financial Officer and Treasurer	Served since December 2011
Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.'s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007).
None

Todd F. Kuehl 45 100 International Drive Baltimore, MD 21202	Chief Compliance Officer	Served since February 2007
Managing Director, Legg Mason & Co. (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-2010); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
None

Shares of
the Fund
			Principal	Beneficially
		Term of Office	Occupation(s)	Owned on
Name	Position(s) Held	and Length	During	December 31,
and Age	with Fund	of Time Served(1)	the Past 5 Years	2014
Mark E. Mathiasen 36 227 West Monroe Street Chicago, IL 60606	Secretary	Served since November 2010	Managing Director of Guggenheim Partners, LLC (2007 to present); Secretary of certain funds in the Guggenheim Funds complex.	None
______________
(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

SHAREHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

     It is currently anticipated that the Fund’s next annual meeting of shareholders will be held within 30 days of the anniversary of the Annual Meeting. Proposals that shareholders wish to present to the 2016 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be delivered to the Secretary of the Fund not less than 120 days prior to May 7, 2016 (i.e., on or before January 8, 2016).

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2016 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days nor more than 60 days, prior to May 7, 2016 (i.e., no earlier than March 8, 2016 and no later than March 23, 2016).

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

     As of March 1, 2015, all Trustees, the nominee for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of May 1, 2015, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,181,440 Shares (representing approximately 99.99% of the outstanding Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of March 1, 2015, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

	Share	Percentage
Shareholder Name and Address	Holdings	Owned
Cascade Investment, L.L.C.(1)(2)	12,826,099	21.0%
2365 Carillon Point,
Kirkland, WA 98033

First Trust Portfolios L.P.(3)	6,172,131	10.09%
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

1607 Capital Partners, LLC(4)	4,046,654	6.61%
4991 Lake Brooke Drive
Suite 125
Glen Allen, VA 23060

Financial & Investment Management Group LTD(5)	3,472,304	5.68%
111 Cass Street
Traverse City, MI 49684
__________________
(1)	Based on information obtained from a Schedule 13D filed with the Securities and Exchange Commission on February 12, 2015.

(2)
Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), but disclaims any beneficial ownership of the shares beneficially owned by Cascade. All shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III, as the sole member of Cascade.

(3)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 29, 2015.

(4)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2015.

(5)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 13, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s officers and Trustees, the Investment Adviser, the Investment Managers, certain affiliates of the Investment Adviser and Investment Managers, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2014, all such filing requirements were met with respect to the Fund.

ANNUAL REPORT TO SHAREHOLDERS

     The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2014 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, c/o Guggenheim Funds Investment Advisors, LLC, 227 West Monroe Street, Chicago, Illinois 60606 or you may call 1-866-486-2228.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2015, and the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by the vote of a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

     The following table presents fees billed in each of the Fund’s last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

	Audit	Audit-Related		All Other
Fiscal year ended	Fees	Fees	Tax Fees	Fees
December 31, 2013	$41,738	$0	$4,335	$1,075
December 31, 2014	$28,792	$0	$4,800	$1,191

     “Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

     “Audit Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

     “Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     “All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the Fund’s fiscal years ended December 31, 2013 and December 31, 2014, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $240,000 and $257,238, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in October 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a “Service Affiliate”), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

     No amounts were billed to the Investment Adviser or any Service Affiliates by PricewaterhouseCoopers LLP for non-audit services that required pre-approval by the Fund’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during either of the Fund’s last two fiscal years. PricewaterhouseCoopers LLP did not bill any “Tax Fees” or “All Other Fees” that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2013 and December 31, 2014.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

        By Order of the Board of Trustees
Mark E. Mathiasen, Secretary

May 7, 2015

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ANNUAL MEETING OF SHAREHOLDERS OF

WESTERN ASSET/CLAYMORE
INFLATION-LINKED OPPORTUNITIES & INCOME FUND

June 3, 2015

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United
States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when
you call.	COMPANY NUMBER

Vote by phone until 11:59 PM EST the day before the meeting.
ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual
Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via
www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.materials.proxyvote.com/Guggenheim2015WIA.pdf

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

20200000000000000000 6	060315

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS II TRUSTEE AND ELECTION OF CLASS III TRUSTEE:
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy
	NOMINEES:		when properly executed will be voted as directed herein by the undersigned shareholder. If no
☐ FOR ALL NOMINEES	☐Ronald A. Nyberg	Class II Trustee	direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1.
	☐ Jane E. Trust	Class III Trustee
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______________________________________	Date: _______________	Signature of Shareholder _______________________________________	Date: _______________

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

WESTERN ASSET/CLAYMORE
INFLATION-LINKED OPPORTUNITIES & INCOME FUND

June 3, 2015

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

     NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.materials.proxyvote.com/Guggenheim2015WIW.pdf

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20200000000000000000 6	060315

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS II TRUSTEE AND ELECTION OF CLASS III TRUSTEE:
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy
	NOMINEES:		when properly executed will be voted as directed herein by the undersigned shareholder. If no
☐ FOR ALL NOMINEES	☐Ronald A. Nyberg	Class II Trustee	direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1.
	☐Jane E. Trust	Class III Trustee
☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______________________________________	Date: _______________	Signature of Shareholder _______________________________________	Date: _______________

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, June 3, 2015.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

       COMMON SHARES

Proxy for Annual Meeting of Shareholders on June 3, 2015
Solicited on Behalf of the Board of Trustees

       The undersigned, revoking all prior proxies, hereby appoints Mark E. Mathiasen and Michael P. Megaris, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income fund, a Massachusetts business trust (the "Fund"), to be held at 227 West Monroe Street, Suite 4900, Chicago, IL 60606, on June 3, 2015, at 10:30 a.m., Central time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

                (Continued and to be signed on the reverse side.)

1.1

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